SHARES - ACTIONS

A 00000



MDC∞Partners

MDC PARTNERS INC.

CONTINUED UNDER THE CANADA BUSINESS CORPORATIONS ACT
CONTINUEE EN VERTU DE LA LOI CANADIENNE SUR LES SOCIETES PAR ACTIONS

NUMBER - NUMERO

CUSIP 552697 10 4

ISIN CA 5526971042

This certifies that
Les présentes attestent que

SPECIMEN

is the registered holder of
est le détenteur inscrit de

FULLY PAID AND NON-ASSESSABLE CLASS A SUBORDINATE VOTING SHARES IN THE CAPITAL OF

ACTIONS SUBALTERNES CLASSE A, COMPORTANT DROIT DE VOTE ENTIEREMENT LIBEREES DU CAPITAL-ACTIONS DE

MDC PARTNERS INC.

Entry of the transfer of the shares represented by this certificate may be made in a register of transfers of the Company upon surrender of this certificate properly endorsed. The classes of shares in the capital stock of the Company have attached hereto preferences, rights, conditions, restrictions, limitations or prohibitions, and the Company will furnish to a shareholder, on demand and without charge, a full copy of the text thereof. This certificate is not valid until countersigned by the Transfer Agent and registered by The Registrar.

In witness whereof *the Company has caused the certificate to be signed by it's duly authorized officers.*

L'inscription du transfert des actions représentées par ce certificat ne pourra être fait que dans le registre des transferts de la Société sur remise du présent certificat dûment endossé. Les catégories d'actions du capital actions de la Société comportent des privilèges, droits, conditions, restrictions, limitations, ou interdictions, et sur demande d'un actionnaire, la Société lui fournira sans frais une copie du texte intégral. Le présent certificat n'est valide que s'il contresigné par l'agent des transferts et enregistré par le préposé aux registres.

En foi de quoi *la Société a fait signer ce certificat par ses dirigeants dûment autorisés.*

Dated
Daté ce:

COUNTERSIGNED AND REGISTERED
CONTRESIGNE ET ENREGISTRE
CST TRUST COMPANY
SOCIETE DE FIDUCIE CST
TRANSFER AGENT AND REGISTRAR
AGENT DES TRANSFERTS ET PREPOSE AUX REGISTRES

BY
PAR: ______________________
AUTHORIZED OFFICER - REPRESENTANT AUTORISE

AMERICAN STOCK TRANSFER & TRUST CO., LLC
CO-TRANSFER AGENT AND CO-REGISTRAR
CO-AGENT DES TRANSFERTS ET CO-REGISTRAIRE

BY
PAR: ______________________
AUTHORIZED OFFICER - REPRESENTANT AUTORISE

CHAIRMAN
PRESIDENT DU CONSEIL

SECRETARY/SECRETAIRE

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED AT THE PRINCIPAL OFFICE OF CST TRUST COMPANY IN TORONTO, CANADA AND AT THE OFFICE OF AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, NEW YORK, NY, U.S.A.

LES ACTIONS REPRESENTEES PAR LE PRESENT CERTIFICAT PEUVENT ETRE TRANSFEREES AU SIEGE SOCIAL DE COMPAGNIE DE LA SOCIETE DE FIDUCIE CST, TORONTO, CANADA ET AU BUREAU DE AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, NEW YORK, NY, U.S.A.

019759

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

For value received, the undersigned hereby sells, assigns and transfers unto

Pour valeur reçue, le soussigné vend, cède et transporte, par les présentes à

(Please print or typewrite name and address of transferee - Veuillez inscrire en lettres moulées ou dactylographier le nom et l'adresse du cessionnaire)

SOCIAL INSURANCE NUMBER

NUMERO D'ASSURANCE SOCIALE

shares
actions

of the capital stock represented by the within certificate, and does hereby irrevocably constitute and appoint

du capital-actions représentées par le présent certificat et, par les présentes, nomme et constitue irrévocablement

attorney to transfer the said stock on the books of MDC Partners Inc. with full power of substitution in the premises.

mandataire pour transférer lesdites actions dans les registres de MDC Partners Inc. avec plein pouvoir de substitution.

Dated
Daté ce ____________________

Signature ____________________

In the presence of
En présence de ____________________

AVIS: LA SIGNATURE DE LA PRESENTE CESSION DOIT CORRESPONDRE EN TOUS POINTS AU NOM INSCRIT AU RECTO DU PRESENT CERTIFICAT SANS QUELQUE MODIFICATION QUE CE SOIT.